Exhibit 10.9

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

WORK ORDER #1

GMP-Q1-2024

Marker GMP manufacturing

Proposal on February 22nd, 2024

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

THIS WORK ORDER #1 (the "Work Order") is effective and entered into as of this 22' day of February, 2024 (the "Effective Date") by and between Marker Therapeutics, Inc., a Delaware corporation with offices at 9350 Kirby Drive, Suite 300, Houston, TX 77054, USA (hereinafter referred to as "Marker" or "Client") and Cell Ready, LLC., a Minnesota corporation having a principal place of business at 2100 Old Highway 8 NW St. Paul, MN 55112 (hereinafter referred to as "Supplier" or "CellReady"). Marker and Supplier may be referred to individually, as a "Party" and collectively, as the "Parties".

SECTION 1: RECITALS

RECITALS

WHEREAS, Marker and Supplier entered into a Master Services Agreement for Product Supply dated February 22", 2024 (the "Master Services Agreement"), which allows Marker to request agreed upon services from Supplier.

WHEREAS, in accordance with the Master Services Agreement, this Work Order sets out the Services to be provided by Supplier to Marker.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties hereto agree to the following:

1.INTERPRETATION

1.1This Work Order incorporates the terms of the referenced Master Services Agreement. All defined terms in the Master Services Agreement shall have the same meaning in this Work Order unless otherwise stated.

2.TERM AND TERMINATION

2.1This Work Order shall commence on the Effective Date as specified above and shall expire upon the completion of the delivery of the Services unless terminated earlier in accordance with the Master Services Agreement.

3.SERVICES AND SERVICE CHARGES

3.1Supplier shall provide the Services and Deliverables as set out in Section 3 of this Work Order to Marker.

3.2Total projected sum (taxes included) for services specified in this Work Order is not anticipated to exceed [****]. The Final cost of materials and applicable taxes may vary from lot to lot, as outlined in Section 5 of this Work Order.

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

4.PAYMENT TERMS

4.1All invoices for payment under this Work Order shall be submitted to:

Marker Therapeutics, Inc.

Address: 9350 Kirby Drive I Suite 300 I Houston, TX 77054 I USA

[****]

Supplier invoices under this Work Order shall be made payable to:

Bank Account no: [****]

Name and Address of Bank: [****]

US Routing no: [****]

Swift Code: N/A

Name and Address of a/c Holder: [****]

S.ADDITIONAL TERMS AND CONDITIONS

5.1Any terms and conditions in addition to those specified above and in the Master Services Agreement are set out in the Quality Agreement and IT service agreement.

[Signature Page Follows]

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Work Order as of the Effective Date.

Marker Therapeutics, Inc.		Cell Ready LLC

By:	/s/Juan Vera	By:	/s/John Wilson
Name:	Juan Vera	Name:	John Wilson
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

SECTION 2: EXECUTIVE SUMMARY

Marker Therapeutics, (Client) is currently developing a Multi-TAA cell therapy for cancer treatment and has requested that CellReady provide a proposal for GMP manufacturing of drug products suitable for use in Phase I/IIclinical trials.

CellReady Overview. CellReady is a Contract Development and Manufacturing Organization (CDMO). It is on a mission to greatly simplify CGT manufacturing and save years of time and millions of dollars for every client. CellReady is wholly owned by John Wilson, a co-inventor G-Rex® technology which is widely used to create Cell and Gene Modified Cell Therapy (CGT) drug products including commercially approved therapies. With vast expertise in G-Rex® centric manufacturing processes, deep experience in the business of taking CGT drugs to market, a robust network of subject matter experts, and a business philosophy grounded in the law of abundance, CellReady is the go-to place for every CGT company.

Proposed Scope of Work. Based on CellReady's experience in developing scalable manufacturing processes for cell therapy products and the Marker's stated needs, CellReady is proposing the following manufacturing program:

[****]([****]x) GMP manufacturing runs of Marker MT-401 and/or MT-601: Cost is based on use of fresh or frozen donor starting material, one (1) G-Rex500M-TF per run, QC testing, and QA release for each of the [****] ([****]) runs. QC testing includes viability, sterility, purity, impurities, identity, mycoplasma, and endotoxin.

Not included: GMP material cost, ancillary material cost, stability program, immuno-monitoring and contract for long-term liquid nitrogen storage.

Note: At Marker's request, there will be no Aseptic Process Simulation or Engineering Runs at this time.

See the proposed timeline in section 4 below.

Marker has also asked CellReady to provide general support services as follows:

●	Legacy Materials storage in LN2 tanks
●	Storage of Cytokines
●	Immuno monitoring assay
●	Potency & Phenotyping assay
●	Program Management
●	IT services
●	Document updates (MT-601)

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

SECTION 3: PROPOSED STATEMENT

The table below summarizes the proposed scope of work for this Work Order #1. Please note that the scope of work and pricing is based on information provided to date and CellReady's understanding of the Client's needs. CellReady welcomes the opportunity to refine the scope of work as necessary to best meet the Client's objectives.

[****]x GMP Lot with lx GRex of Marker 401 and/or 601

Cost includes manufacturing of the lx GRex500 runs, QC testing, and QA release for all runs. QC testing includes viability, sterility, purity, impurities, identity, mycoplasma, and endotoxin. Not included: GMP material cost, ancillary material cost, stability program, Immuno monitoring and contract for long-term liquid nitrogen storage.

●
Final bagged and labeled DP (one lot)
●
Copies of executed and reviewed batch records
●
Copies of data and documents in CellReady format, as
●
requested, for support of regulatory submission
●
Certificate of Analysis. *See below batch release specification table

CellReady shall provide to Client, as request, all the raw data collected from each run related with the product characterization including without limitation cell number, viability, phenotype data, etc.

Legacy Materials storage in LN2 tanks	- $[****] per quadrant utilization per month Includes: handling, LN2 supply, LN2 tank maintenance and documentation Projected utilization = 16x quadrants
Storage of Cytokines	Storage in -80°C fridge of approximately [****] of cytokines. Materials storage fee is 1% of the total value a year
[****]x Immuno monitoring assay.

The procedure scope is limited to:

1.

The receipt and storage of samples received in PAXgene Blood RNA No charge

2.

PBMC isolation and cryopreservation for samples received in Sodium Heparin Tubes. $[****] per sample

[****]x Potency & Phenotyping assay

Potency —The procedure is performed as part of the multi-TAA specific T cells product release testing. The cryopreserved drug product is thawed and tested to evaluate specificity against predetermined target antigens using ELISpot. $[****] per assay

Immunophenotyping - The procedure is performed as part of the multi-TAA specific T cells product in-process and release testing to characterize the expression level of markers expressed by the cells throughout the manufacturing process. The assay is also performed to determine the purity and impurity levels of the drug product. $[****] per assay

Program Management

Overall program governance, project management, and coordination

Development and maintenance of Project Plan

Note: Actual Program Leadership costs will be dependent on the number of batches performed/year.

[****]	● [****] ● [****] ● [****] - [****] ● [****]
Document updates Mrk 601	MT-601: Full end to end master batch record update

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

Batch release specifications

Viability by Dye Exclusion	[****]	>[****]% viable
Bacterial Endotoxin	[****]Assay ([****])	≤ [****] EU/kg
Sterility	[****] ([****])	No Growth at Day [****] for Aerobic, Anaerobic media
Mycoplasma	[****] ([****])	[****]
Purity by Immunophenotyping	[****] [****]	≥[****]% [****] cells
Impurities by Immunophenotyping	[****] QC-SOP-0051	≤[****]% [****]cells
HLA Typing	[****]Low Resolution molecular ([****])	HLA match between donor and [****] cells
Potency	[****]	[****]

SECTION 4: ESTIMATED PROJECT TIMELINES

Length of engagement will be for [****] ([****]x) runs, with a projected processing time of 10 days, plus QC time [****] days. Total [****], from Apheresis receipt to shipment readiness.

Work Order Start Date: 1 January 2024
Work Order End Date: 31 March 2024

Scheduling:

GMP Manufacturing activities timeline will be executed as per the plan below.

●	January 2024: Ox Patients
●	February 2024: [****] Patient
●	March 2024: [****] Patient

Start Days (D0s) will be scheduled according to each patient's onboarding plan. [****].

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

SECTION 5: PRICING AND DELIVERABLES

Unless specified as materials cost, below cost summary includes labor and overhead for CellReady to execute and deliver on the below items.

Project and Expected Outcome	Pricing	Deliverables and Service Details

[****]x GMP Lot with lx GRex of Marker 401 and/or 601 Cost includes manufacturing of the lx GRex500 runs, QC testing, and QA release for all runs. QC testing includes viability, sterility, purity, impurities, identity, mycoplasma, and endotoxin. Not included: GMP material cost, ancillary material cost, stability program, Immuno monitoring and contract for long-term liquid nitrogen storage.

	$[****]	- Final bagged and labeled DP (one lot) - Copies of executed and reviewed batch records - Copies of data and documents in CellReady format, as . requested - Certificate of Analysis
Legacy Materials storage in LN2 tanks	$[****]	- $500 per quadrant utilization per month Includes: handling, LN2 bottles, LN2 tank maintenance and documentation Projected utilization 16x quadrants
Storage of Cytokines	$[****]	Storage in -80 fridge of approximately [****] of cytokines. Materials storage fee is 1% of the total value a year
[****]x Immuno monitoring assay.	$[****]

The procedure scope is limited to:

3.The receipt and storage of samples received in PAXgene Blood RNA tubes as well as. [****] per sample

0.PBMC isolation and cryopreservation for samples

received in Sodium Heparin Tubes.         [****] per sample

[****]x Potency & Phenotyping assay	$[****]

Potency —The procedure is performed as part of the multi-TAA specific T cells product release testing. The cryopreserved drug product is thawed and tested to evaluate specificity against pre-determined target antigens using ELISpot. [****] per assay

Immunophenotyping - The procedure is performed as part of the multi-TAA specific T cells product in-process and release testing to characterize the expression level of markers expressed by the cells throughout the manufacturing process. The assay is also performed to determine the purity and impurity levels of the drug product. $5,000 per assay

Program Management	$[****]

Overall program governance, project management, and

coordination

Development and maintenance of Project Plan

Note: Actual Program Leadership costs will be dependent

on the number of batches performed/year.

[****]	$[****]	-[****]
Document updates Mrk 601	$[****]	MT-601: full end to end master batch record update
Estimated Pass-Through Costs [****]x GMP runs	$[****]	Includes: GMP material, ancillary, peptides and lot's processing fees. [****]
Project Cost	$[****]	Plus applicable taxes
Credits from Marker's current inventory at CellReady	($[****])
Estimated taxes (8.25%)	$[****]
Total Work Order Cost	$[****]

Portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K as (i) not material and (ii) likely to cause competitive harm if publicly disclosed. Omissions are designated as “****”. The Company hereby undertakes to furnish unredacted copies of this exhibit upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for such unredacted copies of this exhibit.

CellReady

PAYMENT SCHEDULE

GMP Manufacturing Services: 50% of the total service cost is due at signing with 50% to be billed upon completion of services.

Pass-through Costs: All pass-through costs, including raw materials, supplies, or other consumables, outsourced testing, shipping and handling, and storage beyond R&D timelines will be billed at the end of the WO with an added [****]% procurement fee. Upon completion of Project Activities of this Work Order, CellReady will provide a reconciliation to Marker of prepaid raw material costs against actual costs and issue an invoice or credit note to Marker equal to the variance between the two.

Payment Schedule: Unless otherwise agreed in writing, payment shall be due net thirty (30) days from the date of the invoice.

MANUFACTURING SERVICES AGREEMENT, IT AGREEMENT AND QUALITY AGREEMENT

A Manufacturing Services Agreement (MSA), [****] and a Quality Agreement (QA) have been established between CellReady and Marker, which detail the terms and conditions under which the companies agree to operate.

CONFIDENTIALITY AND COMMUNICATION

Under the current CDA in place between Marker and CellReady, the pricing listed in this proposal is confidential. CellReady will operate in accordance with the CDA and treat all details related to this project as strictly confidential.